                                                                    Exhibit 10.7

                                 LEASE AGREEMENT

      This LEASE AGREEMENT is entered into this 24th day of APRIL, 1998, by and between LOS ALAMOS ECONOMIC DEVELOPMENT CORPORATION, a New Mexico corporation ("Landlord") and MANHATTAN SCIENTIFICS, INC. ("Tenant");

      WHEREAS, Landlord owns the land and building located at the Small Business Center Annex, 127 Eastgate Drive, Los Alamos, New Mexico (the "Property");

      WHEREAS, Tenant desires to lease certain space from Landlord within the Property for the purposes described herein;

      WHEREAS, the parties are willing to enter into a Lease Agreement upon the terms and conditions hereinafter set forth.

      NOW, THEREFORE, the parties hereby agree as follows:

      1. LEASE. Landlord hereby leases to Tenant and Tenant hereby hires and takes from Landlord that certain space more particularly described as suite 114, illustrated in attached Exhibit "A", incorporated herein by reference (the "Leased Premises") together with a right to the non-exclusive use, in common with the other Tenants of the common areas of the property provided, however, that Tenant agrees to abide by all reasonable rules and regulations instituted by or on behalf of Landlord in relation to the common areas.

      2. TERM. The term of this lease shall be for a period of 36 MONTHS commencing on MAY 1, 1998, and terminating at midnight, APRIL 30, 2001, both dates inclusive, unless sooner terminated as herein provided. Tenant must give Landlord 30 days written notice before expiration of this Lease Agreement regarding vacating Leased Premises or negotiation of new Lease. Tenant may extend the term of this lease in either in one year increments for up to an additional two years or for a single two year increment by providing notice of extension to the Landlord. Such notice shall be provided in writing to the Landlord at least 60 days prior to the expiration of the existing lease term. At its sole discretion, the Landlord may, for each option year, require a percentage adjustment in the rental rate equal to the percentage change in the Consumer Price Index (CPI) produced by the U.S. Bureau of Labor Statistics over the previous year. The adjustment shall not exceed 4% in any one year. Alternatively, if there is a decrease in the CPI from the immediately preceding year, the Landlord shall make a percentage adjustment in the rental rate equal to the percentage change in the CPI based on request of this adjustment from Tenant in the notice of extension. Any decrease shall not exceed 1% in any one year.

      3. RENT. The base rental rate is $2,255.00 per month. For years one
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LEASE AGREEMENT - Page 2

and two of the lease period, Tenant agrees to pay a total rent of FIFTY-FOUR THOUSAND ONE HUNDRED TWENTY Dollars ($54,120.00) in lawful money of the United States of America in equal monthly installments of TWO THOUSAND TWO HUNDRED FIFTY-FIVE Dollars ($2,255.00) due every month, in advance, to Landlord. For year three of the lease period, at its sole discretion, the Landlord may require a percentage adjustment in the base rental rate equal to the percentage change in the CPI over the previous year. The adjustment shall not exceed 2%. Alternatively, if there is a decrease in the CPI from the immediately preceding year, the Landlord shall make a percentage adjustment in the rental rate equal to the percentage change in the CPI based on written request of this adjustment from the Tenant prior to the beginning of year three. Any decrease shall not exceed 1%.

      4. LATE PAYMENT CHARGES. Tenant shall be assessed a late payment penalty by Landlord according to the following schedule:

      (a) Should Tenant fail to tender to Landlord its rent payment within 15 days of the date of the Landlord's invoice, a late payment penalty equal to 5% of the monthly rent shall be assessed against Tenant by Landlord which late payment penalties shall accompany the rental payment.

      (b) Should Tenant fail to tender to Landlord its payment within 30 days of the date of the Landlord's invoice, a late payment penalty equal to 7.5% of the monthly rent shall be assessed against Tenant by Landlord which late payment penalties shall accompany the rental payment.

      5. SECURITY DEPOSIT. Tenant has, upon execution of this Lease Agreement, paid to Landlord a security deposit equal to $2,255.00 which shall be held by Landlord as security for the payment of any rents owed and any other sums of money, repairs and renovation on account of damages for which the tenant is responsible under the terms and conditions of this Lease. Upon termination of this Lease, any balance of the security deposit remaining after deduction by Landlord shall be refunded, without interest to Tenant within a reasonable period of time following termination of the Lease. A statement of all expenditures made by Landlord pursuant to this paragraph shall be furnished to Tenant within a reasonable period of time following termination of this Lease.

      6. USE OF PREMISES. Tenant agrees to operate and maintain the Leased Premises throughout the term of this Lease during all hours as technical space, which shall include the performance of such services as are usually appropriate to such business. Tenant further agrees to conduct no incidental business on the Leased Premises without the prior written consent of Landlord. (SEE EXHIBIT D)
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LEASE AGREEMENT - Page 3

      Tenant further agrees to use the Leased Premises during the term of this Lease only for lawful purposes. Tenant agrees:

      (a) not to suffer or permit the Leased Premises or the improvements thereon or any part thereof, to be used for any purpose or use in violation of any law, ordinance, or regulation of any governmental entity, or in any manner that would constitute a nuisance or any unreasonable annoyance to the owners or occupants of adjoining or neighboring property, or for any extrahazardous purpose or in any manner that might violate any policy or policies of insurance at any time carried on the building by Landlord;

      (b) not to keep or permit to be kept thereon any gasoline or other combustible petroleum product without first obtaining the written consent of Landlord and all insurance companies carrying fire insurance, rental insurance or other insurance on the Property; (SEE EXHIBIT D)

      (c) not to suffer or permit the Leased Premises or the improvements thereon or the part thereof to be used in any manner that will injure or impair the structural strength of any building or improvement construction thereon; and

      (d) not to suffer or permit to be installed or used on the property or in any of the improvements any machinery or apparatus the weight or vibration of which would tend to injure or impair the structural strength of such improvements.

      7. POSSESSION. If Landlord is unable to give possession of the Leased Premises to Tenant on the commencement date of the Lease as provided for in paragraph 2 of this Lease, because of:

      a) the holding over or retention of possession by any Tenant, Tenants or occupants;

      b) fire, acts of God or other events not under control of the Landlord; or

      c) for any other reason, the Landlord shall not be subject to liability to Tenant for the failure to give possession on commencement date. If Landlord is unable to give Tenant possession of the Leased Premises, the rent payments due Landlord by Tenant shall not commence until the Leased Premises are available for occupancy by Tenant. No such failure to give possession at the commencement on the date of this Lease shall affect the validity of this Lease or the obligations of Tenant hereunder, except as to abatement of rent during any such period of non-occupancy, nor shall the same be construed to extend the term of this Lease.
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LEASE AGREEMENT - Page 4

      8. SERVICES. Landlord shall provide to or on behalf of Tenant, subject to guidelines, rules, and regulations promulgated by or on behalf of Landlord from time to time, the following described services:

      (a) A receptionist during regular business hours for directing visitors to the Leased Premises;

      (b) The use by Tenant of the conference room located on the Property for the total period of two hours per month which period shall be non-cumulative;

      (c) A photocopier machine which shall be available to Tenant on a first come, first serve basis subject to a per copy charge;

      (d) A telephone system as more particularly described in attached Exhibit "B" incorporated herein by reference (It is understood that the Tenant is not obligated to utilize the telephone system provided by Landlord; however, the Landlord's system must be utilized by Tenant if Tenant desires to have its phone answered by Landlord's receptionist which answering service shall be subject to the charges set forth in Exhibit ("B"); and

      (e) Landlord may, from time to time, provide such other services to Tenant as Landlord, in its sole and absolute discretion shall determine.

      9. UTILITIES. The cost of utilities. including gas, electric, water, sewer and municipal garbage removal charges, is incorporated within the Tenant's rent as set forth in paragraph 3 of this Agreement. (SEE EXHIBIT C)

      10. MAINTENANCE AND REPAIRS. Tenant shall take care of the interior (other than structural portions) of the Leased Premises and the fixtures and appurtenances therein and at its sole cost and expense make all non-structural repairs thereto as and when needed to preserve them in good working order and condition. All damage or injury to the Leased Premises and to its fixtures, glass, appurtenances and equipment caused by Tenant moving property in or out of the Property or by tenant's installation or removal of furniture, fixtures, or other property, or resulting by tenant-caused fire, explosion, air conditioning unit or systems, short circuits, leakage of water, stream, or any other cause of any other kind or nature whatsoever due to carelessness, omission, neglect, improper conduct or other cause of Tenant, its servants, employees, agent, visitors, or licensees shall be repaired, restored or replaced promptly by Tenant at its sole cost and expense to the reasonable satisfaction of Landlord. All the aforesaid repairs, restorations and replacements shall be in good quality and class equal to the original work or installation and shall be done in a good and workmanlike manner. If Tenant fails to make such
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LEASE AGREEMENT - Page 5

repairs, restorations, or replacements, the same may be made by Landlord upon prior written notice at the expense of Tenant and all reasonable sums to be spent and expenses incurred by Landlord shall be collectable as additional rent and shall be paid by Tenant within thirty (30) days after rendition of the bill or statement therefore to Tenant by Landlord. Tenant further agrees that it shall, at its own expense, furnish all necessary janitorial and cleaning services which are appropriate for the maintenance of the Leased Premises.

      11. ALTERATIONS. Tenant shall make no major alterations, decorations, additions or improvements in or to the Leased Premises without the Landlord's prior written consent, but Landlord agrees that such consent shall not be unreasonably withheld. As a condition precedent to the Landlord's consent, Tenant shall deliver to Landlord written plans and specifications for all such work. Tenant shall comply with all governmental rules and regulations in connection with such work and shall prevent any lien or obligation from being created against or imposed upon the Leased Premises and will discharge all liens or charges for services rendered or material furnished immediately after said liens occur or said charges become due and payable.

      All alterations, additions, erections or improvements on or in the Leased Premises at the expiration of this Lease, except trade fixtures shall, at the option of Landlord, become a part of the Leased Premises, and shall remain upon and be surrendered with the Leased Premises as part thereof at the termination of the Lease. Should Tenant fail to remove any furniture or fixtures or personal property of any kind, then the same shall be considered as abandoned and become the property of Landlord. In the event Landlord requests Tenant to remove additions or alterations, Tenant, at its expense, shall, upon expiration of the term of this Lease, restore the Leased Premises to the same and as good an order and condition as when the same were entered upon by Tenant, ordinary wear and tear accepted; and in default thereof, Landlord may perform such removals and repairs and Tenant shall pay Landlord the cost thereof as additional rent.

      12. LANDLORD'S RIGHT OF ACCESS. Landlord or Landlord's agents shall have the right to enter the Leased Premises at reasonable hours to examine the same, to show the Leased Premises to prospective purchasers or lessees of the Leased Premises and to make necessary decorations, repairs, alterations, improvements, or additions as Landlord may deem necessarily desirable either to the Property or to the Leased Premises without unreasonable interruption of Tenant's business in the Leased Premises, and Landlord shall be allowed to take all material into and upon the Leased Premises that may be required therefore without the same constituting an eviction of Tenant in whole or in part and the rent shall be in no way abated while the decorations, repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business of the Tenant because of the prosecutions of any such work, or otherwise.
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LEASE AGREEMENT - Page 6

      13. ASSIGNMENT AND SUBLETTING. Tenant shall not transfer, assign, sublet, enter into license or concession agreements, change ownership, mortgage or hypothecate this Lease of the Tenant's interest in and to the Leased Premises without the prior written consent of Landlord. Any attempt to transfer, assign, sublet, license or concession agreement, change of ownership, mortgage or hypothecation without the Landlord's consent shall be void and confer no rights upon any third party. Without in any way limiting the Landlord's right to refuse to give consent for any other reason or reasons, the Landlord reserves the right to refuse to give such consent, if in Landlord's reasonable business judgment the financial worth of the new Tenant is less than that of the Tenant executing this Lease nothing herein contained shall relieve Tenant from its covenants and obligations for the term of this Lease. Tenant agrees to reimburse Landlord's reasonable attorneys' fees incurred in connection with the processing and documentation of any such requested transfer, assignment, subletting, licensing or concession agreement, change of ownership mortgage or hypothecation of this Lease or Tenant's interest in or to the Leased Premises. Each transfer, assignment, subletting, license, concession agreement, mortgage or hypothecation to which there has been consent shall be by an instrument in writing and in form satisfactory to Landlord. (SEE EXHIBIT E)

      14. INSURANCE AND INDEMNITY

      (a) Duty of Landlord. The Landlord, at its own cost and expense, shall keep the Property insured during the term of this Lease against loss or damage by fire or other hazard. Landlord shall further maintain, at its own cost, liability insurance on the common areas.

      (b) Duty of Tenant. Tenant shall, during the term of the Lease hereof, keep in full force and effect a policy of public liability and property damage insurance with respect to the Leased Premises, its contents and the business conducted by Tenant in the Leased Premises. All property of all kind that may be on or in the Leased Premises during the term of this Lease shall be at the sole risk of Tenant, Landlord shall not be liable to Tenant or any other person from any injury, loss or damage to the Property of or to any person on the Leased Premises.

      (c) Indemnification. Landlord and Tenant will each indemnify and save the other harmless from and against any and all claims, actions, damages, liability and expenses in connection with the loss of life, personal injury in/or damage to the property arising from or out of any occurrence in, upon or at the Leased Premises or the occupancy or use by Tenant of the Leased Premises, in common areas or any part thereof, or occasioned wholly or in part by any act or omission by the other, its agents, contractors, employees, servants or lessees. In case either party shall, without fault on its own part, be
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LEASE AGREEMENT - Page 7

made a party to any litigation commenced by or against the other, then the party commencing litigation or against whom litigation is commenced shall protect and hold the other harmless and shall pay the other's costs and reasonable attorneys' fees incurred or paid by the other in connection with such litigation.

15. QUIET ENJOYMENT. Landlord represents that:

            (a) Landlord is rightful lessor of the Property and the Leased Premises and has the right to make this Lease.

            (b) Tenant, upon paying the rent herein reserved and upon performance of all terms and conditions of this Lease, shall at all times during the term of this Lease, peacefully and quietly have, hold and enjoy the Leased Premises.

      16. SURRENDER. Tenant shall surrender and deliver the Leased Premises, together with all fixtures and improvements presently in the Leased Premises, at the expiration of this Lease or sooner termination of the term, in good repair and condition, broom-clean and free of Tenant's property. It is agreed that if, after the expiration of this Lease, Tenant shall, with the Landlord's written consent remain in the possession of the Leased Premises and shall continue to pay rent, such Tenant shall be regarded as a Tenant from month-to-month. Tenant shall request such month-to-month status at least 60 days prior to expiration of the existing agreed upon termination date, in which event, the month-to-month rent shall be the amount paid for rent during the last month of tenancy under this lease prior to the commencement of the month-to-month arrangement. If the Tenant fails to give at least 60 days notice, then the month-to-month rent shall be equivalent to one hundred fifty percent (150%) of the monthly rental installments called for hereunder for the last month of the Lease or any extensions hereof. The Tenant, while in month-to-month status, shall otherwise be subject to all the terms and conditions of this Lease. Landlord or Tenant may terminate this month-to-month tenancy with 30 days written notice to the other party.

      17. EVENT OF DEFAULT. If any one or more of the following happen (hereinafter called an "Event" or "Events of Default"):

            (a) If default shall be made in the punctual payment of rent payable under this Lease when and as the same shall become due and payable, and such default shall continue for a period of ten (10) days after written notice of default is sent to Tenant; or

            (b) If default shall be made by Tenant in the performance or compliance with any of the covenants, agreements, terms, or conditions contained in this Lease other than that referred to in the foregoing subparagraph (a), and such default shall continue for

LEASE AGREEMENT - Page 8

a period of ten (10) days after written notice is sent thereof from Landlord to Tenant, or in the case of default for a contingency which cannot with due diligence be cured within such period of ten (10) days, Tenant fails to proceed promptly and with all due diligence to cure the same and hereafter to prosecute the curing of such default with all due diligence (it being intended that in connection with the default not susceptible to being cured with due diligence within ten (10) days that the time of Tenant in which to cure the same shall be extended for such period as may be necessary to complete the same with all due diligence); or

            (c) If Tenant shall file a voluntary petition in bankruptcy court or shall be adjudicated bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under the present or any future federal bankruptcy code or any other present or any future federal bankruptcy code or any other statutory law, or shall seek to consent to or acquiesce in the appointment of any receiver, or liquidator of Tenant or of all or any substantial part of its properties or of the Leased Premises; or

            (d) If within sixty (60) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under the present or any future applicable federal, state or other statutory law, such proceeding shall not have been dismissed, or within sixty (60) days after the appointment without the consent or acquiescence of Tenant, or of any Trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties or the Leased Premises, such appointment shall not have been vacated or stayed on appeal or otherwise, or if within sixty (60) days after the expiration of any such stay, such appointment shall not have been vacated; THEN, AND IN ANY SUCH event Landlord, at any time thereafter, may give notice to Tenant specifying such Event of Default or Events of Default and stating that this Lease and the term thereof shall expire and terminate on the date specified in such notice which shall be ten (10) days after the giving of such notice, and upon the date specified in such notice, this Lease and the Term thereof shall expire and terminate and Tenant shall remain liable as hereinafter provided, unless before any such notice of termination of this Lease is mailed to, or served Tenant, all arrears of rent and other amounts payable under this Lease, together in each case with interest thereon at the rate of ten (10%) per annum from the date when the same became due and payable and all costs and expenses incurred by or on behalf of Landlord in regard to the Leased Premises, including reasonable attorneys' fees, shall be then fully paid for on behalf of Tenant, and all other defaults at the time existing under this Lease shall have been fully cured and made good or secured to the satisfaction of Landlord, in which event the consequences of such Event of Default shall be deemed to be annulled.

LEASE AGREEMENT - Page 9

Upon any such expiration or termination of this Lease, Tenant shall quietly and peacefully surrender the Leased Premises to Landlord, without any payment therefor by Landlord, then Landlord upon or at any time after such expiration or termination, may without further notice, enter upon or re-enter the Leased Premises and possess and repossess itself thereof by, summary proceedings, ejectment, or other legal process, and may dispossess Tenant and remove Tenant and all other persons and property from the Leased Premises without being liable to prosecution therefor.

      18. Notice. All and any notice required to be given hereunder by the parties shall be either hand delivered or properly mailed, postage prepaid to the parties as follows:

               Landlord: Los Alamos Economic Development Corporation
                         Post Office Box 715
                         Los Alamos, NM 87544

               Tenant:   MANHATTAN SCIENTIFICS, INC.
                         2 PENN PLAZA
                         SUITE 640
                         NEW YORK, NY 10121
                         ATTN: MR. MARVIN MASLOW OR MR. SCOTT BACH

      19. Parking. Tenant, its business invitees and licensees shall have the right to use, in common with the other tenants, during normal business hours, the parking lots located on the Property. Tenant shall respect the right of other tenants, their business invitees and licensees to use the parking lot and under no circumstances shall Tenant have the right to park vehicles overnight in the parking lot. Vehicles in violation of this provision shall be towed and their owners shall assume all risk and expense for such towing. No vehicles, including motorcycles, shall be parked in driveways, sidewalks, or patios. Bicycles should not be parked where they affect pedestrian movement, and shall not be left in common areas of the property. (SEE EXHIBIT D)

      20. Common Areas. Landlord shall keep the common area in good repair and in clean condition. Landlord shall specifically provide all necessary janitorial and cleaning services, care and maintenance of the common areas, including wiring and plumbing for the property.

      21. Signs. Landlord shall provide, at its own expense, a directory of Property's tenants near the entrance of the Property and a sign on the door of the Leased Premise. Any additional signs which the Tenant may wish to erect shall only be permitted with the prior written consent of Landlord. Landlord agrees to work with the tenant in good faith to meet the tenant's desires for reasonable signage at the property.

LEASE AGREEMENT - Page 10

      22. Miscellaneous.

            (a) Unenforceable Provisions. If any provisions of this Lease shall be declared invalid or unenforceable, the remainder of this Lease shall continue in full force and effect.

            (b) Successors or Assigns. The covenants and agreements herein contained shall, subject to the provisions of this Lease, bind and inure to the benefit of the Landlord, its successors and assigns and of Tenant, its successors and assigns except as otherwise provided herein.

            (c) Additional Provisions. Additional materials and provisions are set forth in attached Exhibits "A-E" to this Lease which are incorporated herein by reference. If there is a conflict between the terms and conditions of this Lease and the Additional Provisions, the Additional provisions shall control.

            (d) Non-Waiver of Default. The failure of Landlord to take any action with respect to any default by Tenant under this Lease, shall not constitute a waiver by Landlord of any of its respective rights under this Lease.

            (e) Amendment. This Lease constitutes the total understanding of the parties and no modification hereof shall be effective except when in writing and signed by all parties hereto.

            (f) Nondiscrimination. There shall be no discrimination based on race, color, creed, national origin or gender in the use and occupancy of the Leased Premises.

            (g) Governing Law. This Lease is made in the State of New Mexico and its validity and the rights and obligations of the parties hereunder shall be determined in accordance with the laws of the State of New Mexico.

            (h) Non-Disturbance. Landlord represents and warrants that, in the event that any mortgagee of any mortgage upon the property, or any other third party, shall succeed to the rights and interests of the Landlord in and to this Lease, whether by foreclosure or otherwise, then (1) Tenant shall not be joined as a party defendant in any action, and (2) neither this Lease nor the Tenant's rights hereunder shall be affected in any way, and any such third party shall recognize Tenant as a direct tenant hereunder under all the terms and conditions hereof without modification or exception.

LEASE AGREEMENT - Page 11

            (i) Environmental Matters. Landlord represents and warrants that there are no past or present violations of any environmental law, rule, or regulation, or the like, whether state, local, or federal (the "Environmental Laws"), with respect to the Property. Landlord hereby indemnities Tenant, holds Tenant harmless, and agrees to defend Tenant with respect to any actual or threatened liability based upon (1) any breach of the aforesaid representations; and (2) any fixture violation of Environmental Laws caused by Landlord. For purposes of this subparagraph, the word "present" means up to and including the day on which Tenant takes exclusive physical possession of the Leased Premises.

            (j) Landlord Allowance for Improvements, Landlord shall contribute $6,198.00 in rental credits and services toward Tenant renovation of the Leased Premises to make them suitable for intended uses. Landlord shall make the leased premises available to the Tenant without rental charge between the time that this Lease is signed and the security deposit is remitted and the beginning of the term of this Lease to allow for renovation prior to tenancy. In consideration for these allowances, Tenant shall, at a minimum, install new flooring and ceiling panels and finish and paint interior walls. Tenant renovations shall be considered approved alterations as described in section 11 of this lease.

Landlord has performed work/services valued at $398.00 against the allowance. The remainder of the allowance, $5,800.00, shall be credited in four equal installments of $1,450.00 against the first four invoices issued to the tenant for rent and other charges.

            (k) Casualty; Eminent Domain. If the leased premises are destroyed by fire, explosion, flood, earthquake, or any other cause outside of the Landlord's control during the Term, and Leased Premises are rendered unusable by Tenant for their intended purpose and cannot be fully repaired and restored within 60 days from such destruction, Tenant may, at its option, declare this Lease null and void from the date of such destruction, and all unearned rent shall be returned to Tenant. If the leased premises are taken by public or quasi-public authority under any power of eminent domain or condemnation, this Lease shall terminate.

LEASE AGREEMENT - Page 12

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease on the day and year above written.

                                     LANDLORD:
                                     Los Alamos Economic Development Corporation

                                     BY: /s/ Kevin Holsapple
                                         ---------------------------------------
                                         Kevin Holsapple
                                         Its Executive Director

                                     TENANT: MANHATTAN SCIENTIFICS, INC.

                                         /s/ Scott L. Bach
                                         ---------------------------------------
                                         Its Secretary

EXHIBITS BY ATTACHMENT:
      A - Leased Premises
      B - Telephone Agreement
      C - Utilities Usage
      D - Use Approvals
      E - Sublet Approvals

LEASE AGREEMENT - Page 13

                                ACKNOWLEDGEMENTS

STATE OF NEW MEXICO )
                    ) ss.
COUNTY OF LOS ALAMOS)

This Lease was acknowledged before me this 24 day of April, 1998 by KEVIN HOLSAPPLE, Executive Director of the Los Economic Development Corporation, a New Mexico Corporation, on behalf of said Corporation.

[SEAL]

/s/ Linda K. Holley                     June 7, 2001
-----------------------------------     ---------------------------------------
Notary Public                           My Commission Expires

                      ACKNOWLEDGMENT FOR NATURAL PERSONS

STATE OF NEW MEXICO )
                    ) ss.
COUNTY OF LOS ALAMOS)

This Lease was acknowledge before me this _______ day of ________________ , 19__ by _____________________________.


-----------------------------------     ---------------------------------------
Notary Public                           My Commission Expires

                         ACKNOWLEDGMENT FOR CORPORATION

STATE OF NEW YORK  )
                   ) ss.
COUNTY OF NEW YORK )

This Lease was acknowledged before me this 24th day of April, 1998 by MANHATTAN SCIENTIFICS, INC. a Delaware Corporation, on behalf of said Corporation.


/s/ Dawn A. Vucina                      May 16, 1998
-----------------------------------     ----------------------------------------
  Notary Public                         My Commission Expires

       DAWN A. VUCINA
NOTARY PUBLIC, STATE OF NEW YORK
#01VU5027666/COMM. EXP. 5/16/98
   QUALIFIED IN KINGS COUNTY

                                    EXHIBIT B

                     AGREEMENT FOR TELEPHONE SERVICE IN THE
                        LOS ALAMOS SMALL BUSINESS CENTER

This agreement is entered into on the 24th day of April, 1998 by and between the Los Alamos Economic Development Corporation (hereinafter called "LAEDC") and MANHATTAN SCIENTIFICS, INC., of Los Alamos, NM (hereinafter called "Subscriber").

Whereas, LAEDC operates a business telephone system in Los Alamos, NM and the Subscriber desires to be included in this system:

Now, therefore, the parties agree as follows:

1. Number of Telephone Lines: The Subscriber agrees to lease, the LAEDC agrees to provide 4 line (s) through the LAEDC's telephones systems. The Subscriber is aware that from time-to-time, the LAEDC may not be able to provide all of the lines desired by the Subscriber due to limitations of the LAEDC telephone system or the equipment provided by US West that is required to operate the LAEDC system.

2. Telephone Instrument & Accessories: The Subscriber agrees to lease, and the LAEDC agrees to provide, the following telephone instruments and accessories:

4-INSTRUMENTS
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The Subscriber understands that this equipment is property of the LAEDC and cannot be modified or altered in any way without the consent of the Executive Director of the LAEDC or his Administrative Assistant. The LAEDC agrees to provide this equipment in good working order and will take steps to replace or repair any malfunctioning equipment.

3. Telephone Answering Service: Subject to alteration of LAEDC phone system services, the LAEDC agrees to PROVIDE telephone answering service as part of this agreement. If provided, the LAEDC agrees to take messages for the Subscriber between 8:00 a.m. - 5:00 p.m. on weekdays except official LAEDC holidays. The Subscriber understands that the LAEDC will not take messages from callers who are abusive or obscene.

4. Consideration: In return for the aforementioned services and equipment, the Subscriber agrees to pay the LAEDC $280.00 per month, due and payable on the first day of the month for which the equipment and services are provided. The Subscriber also agrees to pay for additional charges that are incurred on their telephone line(s), such as long distance and directory assistance calls. An itemized statement of such additional charges shall be provided with billings.

The Subscriber understands that he/she is responsible for the cost of initiating or modifying their phone service. The LAEDC, at the request of the Subscriber will obtain an estimate of installation or modification costs for the Subscriber's review and approval. The Subscriber understands that the cost to the LAEDC of operating its telephone system is affected by decisions by US West and the New Mexico State Corporation Commission, and agrees that the LAEDC may increase the cost of service to the Subscriber at any time when its costs are increased by US West or the Corporation Commission. In turn, the LAEDC agrees to provide, upon the Subscriber's request, an explanation and a justification for the amount of increase in the LAEDC's charges to the Subscriber.

Further, the Subscriber understands that, because a State Corporation Commission tariff requires that all telephones on the LAEDC system be charged on a metered-basis for local calls, the LAEDC may require the Subscriber to pay an additional charge if the Subscriber has extensive local call usage.

5. Term of this Agreement: The term of this agreement shall be co-terminus with the term of the basic lease agreement of which this agreement is an attachment including any extensions or modifications.

In witness whereof, the parties hereto have executed this Agreement this 24th day of April, 1998.

                                        Subscriber:

                                        By: /s/ Scott L. Bach, Secretary
                                           -------------------------------------


                                        LAEDC:

                                        By: /s/ Kevin Holsapple
                                           -------------------------------------

                                    EXHIBIT C

      Tenant shall inform Landlord of use of equipment or devices, if any, that are likely to contribute to significantly higher consumption of utilities than might be reasonably anticipated with office or light lab uses. Landlord shall inform Tenant of unanticipated changes in facility utility costs for the purpose of determining whether Tenant activities are causing costs in excess of might be reasonably anticipated with office or light lab uses. In either case, both parties shall negotiate in good faith to mutually agree upon Tenant responsibility, if any, for higher than anticipated utility usage and rental surcharges, if any, to be charged to Tenant for such usage.

                                    EXHIBIT D

1. The Landlord hereby approves the use by the tenant of the Leased Premises for lawful technical purposes necessary and incidental to the Tenant's business of research and development. Landlord acknowledges and approves that the Tenant may use and store limited quantities of alcohol and similar solvents and materials necessary for their business. Storage shall be in proper cabinets and facilities as required by the insurance companies covering the Leased Premises.

2. The Landlord recognizes that the tenant may be using the Leased Premises at times and periods that do not conform to normal business hours and, therefore, may have vehicles present in the parking lots at these times. Such parking is approved providing that the vehicle operators are physically present at the Leased Premises and are able to move the vehicles if required to facilitate snow removal and maintenance activities of the Landlord.

                                    EXHIBIT E

Landlord hereby consents to Tenant subletting of the Leased Premises to Energy Related Devices, Inc., Tamarack Storage Devices, Inc., and/or to their affiliates, related companies, subsidiaries, officers, or strategic partners with which any of the forgoing have entered into and are actively working on a contract with respect to scientific research and development collaborations. All of the provisions of this Lease with respect to Tenant responsibilities and Landlord rights shall be incumbent upon such subtenants.

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Los Alamos Economic Development Corporation
901 18th Street, PO Box 715, Los Alamos, NM 87544                   [LOGO] LAEDC
505-662-0001 (fax) 505-662-0099 laedc@losalamos.org
--------------------------------------------------------------------------------

LEASE ADDENDUM NUMBER: 1                                   DATE: August 10, 1998

                                 LEASE ADDENDUM

This LEASE ADDENDUM is made and entered into by and between LOS ALAMOS ECONOMIC DEVELOPMENT CORPORATION, the Landlord and Manhattan Scientifics, Inc., the Tenant, to modify the lease agreement dated May 1,1998, (currently in effect) as follows:

      SECTION 1, LEASE. Add Space 206 at 127 Eastgate Drive to the description of the property being leased.

      SECTION 3, RENT. Revise the base rental from $2,255.00 to $2,970.00 per month.

The effective date of this change is August 10, l998. The rent for the added space prorated for the period of August 10 through August 31, 1998 is $472.00.

All other terms, covenants, conditions and agreements of the Lease shall remain in full force and effect.

In witness whereof, the duly authorized representatives of Landlord and Tenant have executed this Addendum.

TENANT                               LANDLORD

Manhattan Scientifics, Inc.          Los Alamos Economic Development Corporation

By: /s/ Scott L. Bach                By: /s/ Kevin Holsapple
   --------------------------------     ----------------------------------------
Its: Secretary & Director            Its: Executive Director
    -------------------------------      ---------------------------------------
Date: Sept. 9, 1998                  Date:  9-9-98
     ------------------------------       --------------------------------------

/s/ Dawn A. Vucina                   /s/ Linda K. Holley
-----------------------------------  ----------------------------------------
Notary Public                        Notary Public

5-16-00                              June 7, 2001
-----------------------------------  ----------------------------------------
My Commission Expires                My Commission Expires

       DAWN A. VUCINA
NOTARY PUBLIC, STATE OF NEW YORK
#01VU5027666/COMM. EXP. 5/16/00
   QUALIFIED IN KINGS COUNTY

--------------------------------------------------------------------------------
Los Alamos Economic Development Corporation
901 18th Street, PO Box 715, Los Alamos, NM 87544                   [LOGO] LAEDC
505-662-0001 (fax) 505-662-0099 laedc@losalamos.org
--------------------------------------------------------------------------------

LEASE ADDENDUM NUMBER: 1                              DATE: August 10, 1998

                                 LEASE ADDENDUM

This LEASE ADDENDUM is made and entered into by and between LOS ALAMOS ECONOMIC DEVELOPMENT CORPORATION, the Landlord and Manhattan Scientifics, Inc., the Tenant, to modify the lease agreement dated May 1,1998, (currently in effect) as follows:

      SECTION 1, LEASE. Add Space 206 at 127 Eastgate Drive to the description of the property being leased.

      SECTION 3, RENT. Revise the base rental from $2,255.00 to $2,970.00 per month.

The effective date of this change is August 10, 1998. The rent for the added space prorated for the period of August 10 through August 31, 1998 is $472.00.

All other terms, covenants, conditions and agreements of the Lease shall remain in full force and effect.

In witness whereof, the duly authorized representatives of Landlord and Tenant have executed this Addendum.

TENANT                               LANDLORD

Manhattan Scientifics, Inc.          Los Alamos Economic Development Corporation

By: /s/ Scott L. Bach                By: /s/ Kevin Holsapple
   --------------------------------     ----------------------------------------
Its: Secretary & Director            Its: Executive Director
    -------------------------------      ---------------------------------------
Date: Sept. 9, 1998                  Date:  9-9-98
     ------------------------------       --------------------------------------

/s/ Dawn A. Vucina                   /s/ Linda K. Holley
-----------------------------------  ----------------------------------------
Notary Public                        Notary Public

5-16-00                              June 7, 2001
-----------------------------------  ----------------------------------------
My Commission Expires                My Commission Expires

       DAWN A. VUCINA
NOTARY PUBLIC, STATE OF NEW YORK
#01VU5027666/COMM. EXP. 5/16/00
   QUALIFIED IN KINGS COUNTY